Debt and Financing Arrangements	12 Months Ended
Apr. 30, 2012
Debt and Financing Arrangements [Abstract]
Debt and Financing Arrangements
NOTE 10	DEBT AND FINANCING ARRANGEMENTS

Long-term debt consists of the following:

	Year Ended April 30,
	2012	2011
4.78% Senior Notes due June 1, 2014	$100,000	$100,000
6.12% Senior Notes due November 1, 2015	24,000	24,000
6.63% Senior Notes due November 1, 2018	397,906	380,039
3.50% Notes due October 15, 2021	748,637	—
5.55% Senior Notes due April 1, 2022	400,000	400,000
4.50% Senior Notes due June 1, 2025	400,000	400,000

Total long-term debt	$2,070,543	$1,304,039
Current portion of long-term debt	50,000	—

Total long-term debt, less current portion	$2,020,543	$1,304,039

On October 18, 2011, the Company completed a public issuance of $750.0 million in aggregate principal amount of 3.50 percent Notes due October 15, 2021. Interest is payable semiannually beginning April 15, 2012. The Company received proceeds of $748.6 million, net of an offering discount of $1.4 million. The discount is being amortized to interest expense over the life of the 3.50 percent Notes, resulting in an effective rate of 3.52 percent. The 3.50 percent Notes may be redeemed at any time prior to maturity, at the option of the Company. The 3.50 percent Notes are senior unsecured obligations and rank equally with the Company’s other unsecured and unsubordinated debt and are guaranteed fully and unconditionally, on a joint and several basis, by J. M. Smucker LLC and The Folgers Coffee Company, two of the Company’s 100 percent wholly-owned subsidiaries. A portion of the proceeds was used to fund the Sara Lee foodservice business acquisition and for the repayment of borrowings outstanding under the Company’s revolving credit facility, resulting from funding the Rowland Coffee acquisition. The remainder was used for general corporate purposes, including share repurchases.

In anticipation of the 3.50 percent Notes public issuance, the Company entered into a forward-starting interest rate swap in August 2011 to partially hedge the risk of an increase in the benchmark interest rate during the period leading up to the public issuance. The interest rate swap was designated as a cash flow hedge with a notional amount of $500.0 million. On October 13, 2011, in conjunction with the pricing of the 3.50 percent Notes, the Company terminated the interest rate swap prior to maturity. The termination resulted in a loss of $6.2 million, which will be amortized over the life of the related debt offering. For additional information, see Note 12: Derivative Financial Instruments.

In 2011, the Company entered into an interest rate swap on the 6.63 percent Senior Notes due November 1, 2018, converting the Senior Notes from a fixed to a variable-rate basis until maturity. The interest rate swap was designated as a fair value hedge of the underlying debt obligation with a notional amount of $376.0 million. In August 2011, the Company terminated the interest rate swap prior to maturity. As a result of the early termination, the Company received $27.0 million in cash, which included $3.1 million of interest receivable, and realized a gain of $23.9 million, which was deferred and will be recognized as a reduction of future interest expense through November 1, 2018. The unamortized benefit at April 30, 2012, was $21.9 million and the fair value adjustment of the interest rate swap at April 30, 2011, was $4.0 million, and both were recorded as an increase in the long-term debt balance. For additional information, see Note 12: Derivative Financial Instruments.

All of the Company’s Senior Notes are unsecured and interest is paid semiannually. Scheduled payments are required on the 5.55 percent Senior Notes, the first of which is $50.0 million on April 1, 2013, and on the 4.50 percent Senior Notes, the first of which is $100.0 million on June 1, 2020.

Interest paid totaled approximately $86.6 million, $62.1 million, and $76.5 million in 2012, 2011, and 2010, respectively. This differs from interest expense due to the timing of payments, amortization of fair value adjustments, amortization of debt issuance costs, and interest capitalized.

On July 29, 2011, the Company entered into a second amended and restated credit agreement with a group of 10 banks, which provides for an unsecured revolving credit line of $1.0 billion and matures July 29, 2016. The Company’s borrowings under the credit facility bear interest based on the prevailing U.S. Prime Rate, Canadian Base Rate, London Interbank Offered Rate (“LIBOR”), or Canadian Dealer Offered Rate, as determined by the Company. Interest is payable either on a quarterly basis or at the end of the borrowing term. At April 30, 2012, the Company did not have a balance outstanding under the revolving credit facility. The Company had standby letters of credit of approximately $7.8 million outstanding at April 30, 2012.

The Company’s debt instruments contain certain financial covenant restrictions including consolidated net worth, a leverage ratio, and an interest coverage ratio. The Company is in compliance with all covenants.